UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 14, 2010

Wells Mid-Horizon Value-Added Fund I, LLC

(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 14, 2010, the advisory agreement among Wells Mid-Horizon Value-Added Fund I, LLC and Wells Investment Management Company, LLC was renewed for a one-year term effective September 15, 2010 upon terms identical to those of the advisory agreement in effect through September 14, 2010, which was filed as Exhibit 10.1 to the Form 10 filed April 15, 2009 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE ADDED FUND I, LLC (Registrant)

By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

September 15, 2010	/s/ Douglas P. Williams
Douglas P. Williams
Principal Financial Officer, Senior Vice President, Secretary and Treasurer of Wells Investment Management Company, LLC